                                                                    EXHIBIT 3a.2

                               MINIMUM FEE $35 (SEE SECTION 1401 SUB-SECTION 15)

[STATE OF MAINE SEAL]                                                    [STAMP]

     FIRSTMARK CORP.
-------------------------
  (Name of Corporation)

Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

FIRST: All outstanding shares were entitled to vote on the following amendment as ONE class.

SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders on (date) February 25, 1997 ("X" one box only)

           XX      at a meeting legally called and held       OR        [ ]  by unanimous written consent


THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:


               Number of Shares Outstanding       NUMBER             NUMBER
                  and Entitled to Vote           Voted For        Voted Against
               ----------------------------     -----------       -------------
                        2,080,634                 1,372,707           11,252


FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

FIFTH: If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

        Class          Series (If Any)          Number of Shares      Par Value (If Any)
        -----          ---------------          ----------------      ------------------
       Common                                      30,000,000                $.20
       Preferred                                      250,000                $.20

         The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is $6,050,000

         The total number of all such shares (of all classes and series) WITHOUT PAR VALUE is 0 shares

SIXTH: The address of the registered office of the corporation in the State of Maine is 44 Elm Street, P.O. Box 708, Waterville, ME 04901
                 ---------------------------------------------------------------
                       (street, city, state and zip code)


DATED February 26, 1997            *By  /s/ DONALD V. CRUICKSHANKS
      -----------------               ------------------------------------------
                                                     (signature)

                                      Donald V. Cruickshanks, President
                                      ------------------------------------------
                                           (type or print name and capacity)

[LEWIS M. BRUBAKER SEAL]           *By  /s/ LEWIS M. BRUBAKER, JR.
                                      ------------------------------------------
                                                     (signature)

                                      Lewis M. Brubaker, Jr., Secretary
                                      ------------------------------------------
                                           (type or print name and capacity)













NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see Section 805.

--------------------------------------------------------------------------------

*This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                              101 STATE HOUSE STATION, AUGUSTA, ME 04333-O101
FORM NO. MBCA-9 Rev. 96                      TEL. (207) 287-4195

                                                                       EXHIBIT A

         Article Fifth of the Articles of Incorporation of Firstmark Corp. is amended so that after amendment it shall read in its entirety as follows:

                  The number of shares that the corporation has authority to issue is as follows:

                  1. Thirty million (30,000,000) shares of Common Stock, $.20 par value per share.

                  2. Two hundred fifty thousand (250,000) shares of Preferred Stock, $.20 par value per share.

                  The aggregate par value of all such shares (of all classes and series) having par value is $6,050,000.

                  The total number of all such shares (of all classes and series) without par value is zero shares.

                  Nothing in this amendment shall affect:

                  (a) Appendix I to Exhibit A to the Articles of Amendment of the Corporation, describing the Preferred Stock of the Corporation, filed April 7, 1994;

                  (b) the Statement of Resolution Establishing Series of Shares of the Corporation, creating the $2.40 Cumulative Convertible Preferred Stock of the Corporation and the relative rights and preferences thereof, filed May 1, 1996; and

                  (c) the Statement of Resolution Establishing Series of Shares of the Corporation, creating the Series B Preferred Stock of the Corporation and the relative rights and preferences thereof, filed May 7, 1996.

[FIRSTMARK CORP. SEAL]                                                   [STAMP]


Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

FIRST: All outstanding shares were entitled to vote on the following amendment as ONE class.

SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders on (date) February 25, 1997 ("X" one box only)

           [XX]    at a meeting legally called and held       OR        [ ]  by unanimous written consent


THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

               Number of Shares Outstanding       NUMBER             NUMBER
                  and Entitled to Vote           Voted For        Voted Against
               ----------------------------     -----------       -------------
                        2,080,634                 1,363,752           4,177


FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

FIFTH: If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:


        Class          Series (If Any)          Number of Shares      Par Value (If Any)
        -----          ---------------          ----------------      ------------------


         The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is $6,050,000

         The total number of all such shares (of all classes and series) WITHOUT PAR VALUE is 0 shares

SIXTH: The address of the registered office of the corporation in the State of Maine is 44 Elm Street, P.O. Box 708, Waterville, ME 04901
                 ---------------------------------------------------------------
                       (street, city, state and zip code)


DATED February 26, 1997            *By  /s/ DONALD V. CRUICKSHANKS
      -----------------               ------------------------------------------
                                                     (signature)

                                      Donald V. Cruickshanks, President
                                      ------------------------------------------
                                           (type or print name and capacity)

[LEWIS M. BRUBAKER, JR. SEAL]      *By  /s/ LEWIS M. BRUBAKER, JR.
                                      ------------------------------------------
                                                     (signature)

                                      Lewis M. Brubaker, Jr., Secretary
                                      ------------------------------------------
                                           (type or print name and capacity)










NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see Section 805.

--------------------------------------------------------------------------------

*This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                              101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-9 Rev. 96                      TEL. (207) 287-4195

                                                                       EXHIBIT A

         Article Eighth of the Articles of Incorporation of Firstmark Corp. is hereby amended so that after amendment it shall include the following:

                  Section 910 of the Maine Business Corporation Act shall not be applicable to the Corporation.